UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2008

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Global Entertainment Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-49679	93-1221399
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1516 E. Tropicana Avenue, Suite 245, Las Vegas, NV 89119

(Address of Principal Executive Office) (Zip Code)

(702) 333-0440

(Registrant’s telephone number, including area code)

6375 S. Pecos Road, Suite 217, Las Vegas, NV  89120

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into A Material Definitive Agreement.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On December 31, 2007, we entered into an agreement to acquire 100 percent of the issued and outstanding shares of common stock of Hands Free Entertainment, Inc., a Texas corporation.  In consideration for the acquisition, we agreed to issue an aggregate of 250,000 shares of our restricted common stock to the shareholders of Hands Free Entertainment.

Under the terms of the Share Exchange Agreement, Hands Free was to provide certain financial information for our auditors, as well as copies of material agreements. Also, we agreed to maintain the value of the shares we agreed to issue at a price of $.75 per share. Although requested, no information other than a preliminary financial statement was received from Hands Free. Additionally, the price of our stock declined to $.08 per share. As of the date hereof, no shares were issued or exchanged.

The foregoing matters became problematic for the parties. Therefore, we entered into a Rescission Agreement with Hands Free Entertainment to mutually rescind the Share Exchange Agreement, ab initio, and to release all parties from any potential claims.

The foregoing description of the terms and conditions of the Share Exchange Agreement, as well as the Rescission Agreement are qualified in their entirety by, and made subject to, the more complete information set forth in the Rescission Agreement filed herewith as Exhibit 10.1, and incorporated herein, and the Share Exchange Agreement filed as Exhibit 10.1 with our report on Form 8-K, dated January 4, 2008.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Rescission Agreement between the Company and Hands Free Entertainment, Inc., dated March 28, 2008 (filed herewith).
99.1	Press Release, dated April 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENTERTAINMENT HOLDINGS, INC.
(Registrant)

Date: April 9, 2008
	By:	/s/ GARY RASMUSSEN
Gary Rasmussen
Chief Executive Officer

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